UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2013

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1200

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On June 6, 2013, the Board of Directors of American Vanguard Corporation awarded performance-based equity to certain executives, including named executive officers. Each recipient received two awards which are subject to the terms and conditions of two separate Performance-Based Stock Agreements which, generally speaking, include the following terms:

The first award (“Sales/Income Shares”) will vest upon the attainment of both (i) continuous employment through the third anniversary of the award and (ii) certain net sales and net income targets for the period commencing April 1, 2013 and ending December 31, 2015. The net sales target is weighted at three-eighths, while the net income target is weighted at five-eighths. Further, the awards include a target number of shares (for the attainment of the financial goal), a minimum targeted number of shares (one half of the targeted number for reaching 80 percent of the financial goal and increasing proportionally to the targeted number for 100 percent of the financial goal) and, a maximum targeted number of shares (which is subject to a graduated scale beyond target performance and caps at 200 percent of the targeted number of shares, to the extent that the company reaches 120 percent of the financial goal).

The second award (“TSR Shares”) will vest upon the attainment of both (i) continuous employment through the third anniversary of the award and (ii) targeted annualized shareholder return for fiscal years 2014 and 2015. Specifically, for the attainment of 10 percent annualized return, the targeted number of shares will vest. For the attainment of at least 8 percent annualized return, one-half of the targeted shares will vest (and will increase proportionally to equal the targeted number of shares as the annualized return approaches 10 percent). For annualized return in excess of 10 percent, the number of shares to be awarded is subject to a graduated scale that is capped at 200 percent of the targeted shares to the extent that the company reaches 12 percent annualized return.

The named executive officers and the two stock awards, expressed as targeted number of shares are as follows:

Name	Sales/Income Shares	TSR Shares
Eric G. Wintemute	7,355	1,839
Glen D. Johnson	1,865	466
David T. Johnson	1,865	466
James R. Lehman	1,865	466
Timothy J. Donnelly	1,865	466

Awards are subject to adjustment in the Board’s discretion in the event of a financial restatement (based upon executive accountability). Further, shares may be forfeited in their entirety in the event of termination with cause of, or resignation by, the executive.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Items 5.02, 5.07, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2013 Annual Meeting of Stockholders of American Vanguard Corporation held on June 5, 2013, four matters were voted upon by shareholders, namely, (i) the election of eight (8) directors until their successors are elected and qualified, (ii) ratification of BDO USA, LLP as independent auditors for the year ending December 31, 2013, (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2013 proxy, and (iv) the amendment of the American Vanguard Corporation 1994 Stock Incentive Plan to include specific provisions relating to performance-based shares in order to ensure tax deductibility under Internal Revenue Code 162(m).

With respect to the first proposal in the proxy, the following eight nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Withheld
Lawrence S. Clark	22,285,207	641,855
Debra F. Edwards	22,849,911	77,151
Alfred F. Ingulli	22,285,063	641,999
John L. Killmer	22,909,545	17,517
Carl R. Soderlind	22,196,454	717,931
Irving J. Thau	22,532,274	382,111
Eric G. Wintemute	22,484,982	429,403
Esmail Zirakparvar	22,895,703	18,682

With respect to all director nominees, broker non-votes equaled 3,166,352.

With respect to Proposals Two (appointment of BDO), Three (advisory approval of executive compensation) and Four (amendment of Stock Incentive Plan), all three measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	24,857,489	1,216,246	7,002	0
Three	22,109,527	758,131	46,997	3,166,082
Four	22,565,714	303,598	45,343	3,166,082

Item 8.01 Other Events

On June 6, 2013, American Vanguard Corporation issued a press release announcing that its wholly owned subsidiary, Amvac Chemical Corporation had extended an agreement with Monsanto Company to co-market its post-emergent corn herbicide Impact® as part of Monsanto’s Roundup Ready PLUS™ weed management platform. The complete text of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 10, 2013, American Vanguard Corporation issued a press release announcing that its board of directors had announced a policy of quarterly cash dividends and declared a cash dividend in the amount of five cent ($0.05) per share of common stock to holders of record as of July 5, 2013 to be distributed on July 19, 2013. In the same release, the issuer announced that its board had authorized the repurchase of its common stock with the intent of maintaining the level of its issued and outstanding shares. The complete text of that release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 6, 2013 of American Vanguard Corporation regarding the extension of a co-marketing agreement with Monsanto Company.

Exhibit 99.2	Press release dated June 10, 2013 of American Vanguard Corporation regarding declaration of a cash dividend and announcement of stock repurchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 11, 2013
	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel
& Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated June 6, 2013 regarding the extension of a co-marketing agreement with Monsanto Company.

Exhibit 99.2	Press release of American Vanguard Corporation dated June 10, 2013 regarding declaration of cash dividend and announcement of share repurchase.